Exhibit 10.1
                                                                    ------------

                               EXCHANGE AGREEMENT
                               ------------------

                EXCHANGE AGREEMENT (this "Agreement"), dated as of December 19, 2003, by and among The Estee Lauder Companies Inc., a Delaware corporation (the "Company"); Ronald Weintraub, as trustee (the "EL Trustee"), u/a/d as of June 2, 1994, as amended, between Estee Lauder ("EL"), as settlor, and Leonard A. Lauder ("LAL"), Ronald S. Lauder ("RSL") and Ira T. Wender ("ITW"), as trustees, and known as "The Estee Lauder 1994 Trust Agreement" (the "1994 Trust"); LAL and Joel S. Ehrenkranz, as trustees (the "LAL Trustees"), u/a/d as of November 16, 1995, between EL, as settlor, and the LAL Trustees, and known as "The LAL 1995 Preferred Stock Trust Agreement" (the "LAL Trust"); LWG Family Partners L.P., a Georgia limited partnership ("LWG Partners"), and RAJ Family Partners L.P., a Georgia limited partnership ("RAJ Partners").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                WHEREAS, the 1994 Trust owns 2,916,000 shares of the Company's $6.50 Cumulative Redeemable Preferred Stock, par value $0.01 per share (the "$6.50 Preferred Stock");
 ---------------------

                WHEREAS, the LAL Trust owns 683,980 shares of the $6.50 Preferred Stock;

                WHEREAS, LWG Partners owns 10 shares of the $6.50 Preferred
Stock;

                WHEREAS, RAJ Partners owns 10 shares of the $6.50 Preferred
Stock;

                WHEREAS, the 1994 Trust desires to surrender to the Company 2,916,000 shares of $6.50 Preferred Stock in exchange for an aggregate of 291,600 newly issued shares of the Company's Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"),
                                                 ------------------------
with the rights and preferences set forth in the proposed Certificate of Designation, substantially in the form attached hereto as Exhibit A (the "Series
                                                          ---------       ------
A Designation"), to the Company's Restated Certificate of Incorporation, as
-------------
amended (the "Certificate of Incorporation");
              ----------------------------
                WHEREAS, the LAL Trust desires to surrender to the Company 683,980 shares of $6.50 Preferred Stock in exchange for an aggregate of 68,398 newly issued shares of Series A Preferred Stock;

                WHEREAS, the Company desires to accept the shares of $6.50 Preferred Stock from both the 1994 Trust and the LAL Trust and issue in exchange therefor the Series A Preferred Stock;

                WHEREAS, the parties intend that the exchanges of the $6.50 Preferred Stock for the Series A Preferred Stock qualify as a tax free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended;

                WHEREAS, each of LWG Partners and RAJ Partners desires to surrender its ten (10) shares of $6.50 Preferred Stock for $1,000 in cash, respectively; and

                WHEREAS, in connection with the exchange, the parties to that certain Registration Rights Agreement, dated November 22, 1995, as amended, by and between the Company and the other parties set forth on the signature pages thereof (the "Registration Rights Agreement"), desire to enter into an amendment
              -----------------------------
to the Registration Rights Agreement with respect to the Series A Preferred Stock, substantially in the form attached hereto as Exhibit C (the
                                                    ---------
"Fourth Amendment").
 ----------------
                NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

                1. Exchange.

                   (a) On the Closing Date (as defined below), (i) the 1994 Trust, the LAL Trust, LWG Partners and RAJ Partners shall each deliver to the Company at its address set forth in Section 6(e) hereof a stock certificate or stock certificates evidencing the number of shares of $6.50 Preferred Stock set forth opposite its name on Schedule 1 hereto,
                                                             ----------
        in each case duly endorsed in blank or with an executed blank stock power attached thereto and with all required stock transfer stamps attached thereto and (ii) the 1994 Trust and the LAL Trust shall each deliver to the Company at its address set forth in Section 6(e) hereof two copies of the Fourth Amendment, each manually signed by each of the EL Trustee and the LAL Trustees. The "Closing Date" shall be December
                                              ------------
        31, 2003 (or, if later, the date on which the Series A Designation becomes effective); provided, however, that the Company shall not be
                            -----------------
        required to file the Series A Designation unless and until all the parties to the Registration Rights Agreement, other than the Company, execute and deliver to the Company signed copies of the Fourth Amendment.

                  (b) On the Closing Date, and simultaneously with the receipt of the stock certificates and other documents as provided in Section 1
        (a) hereof, the Company shall (i) issue the Series A Preferred Stock and deliver stock certificates representing 291,600 shares of Series A Preferred Stock to the EL Trustee and 68,398 shares of Series A Preferred Stock to the LAL Trustees, (ii) execute and deliver to the EL Trustee and the LAL Trustees a copy of the Fourth Amendment, manually signed by an appropriate officer of the Company and (iii) pay to each of LWG Partners and RAJ Partners, $1,000 by wire transfer to an account designated in writing to the Company 48 hours prior to the Closing Date.

                  (c) The 1994 Trust, the LAL Trust, LWG Partners and RAJ Partners as holders of all the outstanding $6.50 Preferred Stock hereby each consent to, and waive all rights with respect to, the authorization by the Board of Directors of the Company of the shares of Series A Preferred Stock, the issuance of shares of Series A Preferred Stock pursuant to the terms of this Agreement, the purchase of 20 shares of $6.50 Preferred Stock by the Company and the transactions contemplated by this Agreement for purposes of the Certificate of Incorporation, including Section 4.4(e) thereof. On the Closing Date, each of the 1994 Trust, the LAL Trust, LWG Partners and RAJ Partners as holders of all the outstanding $6.50 Preferred Stock hereby renounces and waives its right to any dividends on the $6.50 Preferred Stock accrued or payable from and after January 1, 2004.

                2. Dividend Exchange.
                   -----------------

                  (a) Subject to and conditioned upon the consummation of the share exchange as provided in Section 1 hereof, the 1994 Trust hereby renounces and waives its right to receive on December 31, 2003, the dividend in the aggregate amount of $4,738,500 on the $6.50 Preferred Stock declared by the Board of Directors of the Company on November 5, 2003, in exchange for the right to receive on December 31, 2003 a dividend on such shares in the aggregate amount of $3,462,750.

                  (b) Subject to and conditioned upon the consummation of the share exchange as provided in Section 1 hereof, the LAL Trust hereby renounces and waives its right to receive on December 31, 2003, the dividend in the aggregate amount of $1,111,467.50 on the $6.50 Preferred Stock declared by the Board of Directors of the Company on November 5, 2003, in exchange for the right to receive on December 31, 2003 a dividend on such shares in the aggregate amount of $812,226.25.

                  (c) Subject to and conditioned upon the consummation of the share purchase as provided in Section 1 hereof, LWG Partners hereby renounces and waives its right to receive on December 31, 2003, the dividend in the aggregate amount of $16.25 on the $6.50 Preferred Stock declared by the Board of Directors of the Company on November 5, 2003, in exchange for the right to receive on December 31, 2003 a dividend on such shares in the aggregate amount of $11.88.

                  (d) Subject to and conditioned upon the consummation of the share purchase as provided in Section 1 hereof, RAJ Partners hereby renounces and waives its right to receive on December 31, 2003, the dividend in the aggregate amount of $16.25 on the $6.50 Preferred Stock declared by the Board of Directors of the Company on November 5, 2003, in exchange for the right to receive on December 31, 2003 a dividend on such shares in the aggregate amount of $11.88.

                3. Further Assurances.  The Company, the 1994 Trust, the LAL
                   ------------------
Trust, LWG Partners and RAJ Partners hereby agree to (i) execute, deliver and file, if necessary, all documents and agreements necessary to implement Section 1 hereof and (ii) take all further action as may be reasonably necessary to carry out the intent of this Agreement.

                4. Representations and Warranties.  Each of the 1994 Trust, the
                   ------------------------------
LAL Trust, LWG Partners and RAJ Partners, severally, and not jointly, hereby represents and warrants to the Company as of the date hereof and on the Closing Date as follows:

                   (a) It has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its part. This Agreement has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                    (b) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by it with any of the provisions hereof will not conflict with, constitute a default under or violate (i) its governing documents (including its trust agreement or partnership agreement, as applicable), (ii) any law or regulation to which it may be subject or (iii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on it.

                    (c) To its knowledge, as of the date hereof, no consent, approval, waiver, license or authorization or other action by or filing with any governmental authority is required in connection with the execution and delivery by it of this Agreement or the consummation by it of the transactions contemplated hereby; provided, however, that if any
                                                 -----------------
        such consent, approval, waiver, license or authorization or other action by or filing with any governmental authority becomes required, it shall use its best efforts to satisfy such requirement.

                    (d) It is not insolvent.

                    (e) It is the sole legal and beneficial owner of the shares of the $6.50 Preferred Stock set forth across its name on Schedule 1
                                                                  ----------
        hereto; it owns no other shares of $6.50 Preferred Stock; and (i) there is no agreement or understanding entered into which would restrict transfer or voting of such shares, prevent the exchange or sale contemplated hereby or restrict it from performing its obligations hereunder and (ii) there are no liens, pledges, claims, security interests, proxies, voting trusts or other encumbrances on such shares, except, in the case of the preceding clauses (i) and (ii), with respect to the shares of $6.50 Preferred Stock owned by the 1994 Trust, the Pledge Agreement dated as of April 18, 2002, as amended, made by the 1994 Trust in favor of JPMorgan Chase Bank, all of the parties to which have consented to the transactions contemplated hereby, and the liens created pursuant thereto, provided that upon delivery to the Company on the Closing Date of the stock certificates evidencing such shares, the Company shall receive such shares free and clear of such liens, pledges, claims, security interests, proxies, voting trusts or other encumbrances on such shares and any other rights of any party under such Pledge Agreement.

                    (f) Each of the 1994 Trust and the LAL Trust is acquiring the Series A Preferred Stock solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof; it is an accredited investor as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended; and it acknowledges the shares of Series A Preferred Stock shall be appropriately legended to reflect transfer restrictions pursuant to applicable federal and state securities laws, including blue-sky laws, and other applicable restrictions.

                5. Representations and Warranties of the Company. The Company
                   ---------------------------------------------
represents and warrants to the 1994 Trust, the LAL Trust, LWG Partners and RAJ Partners as of the date hereof and on the Closing Date as follows:

                    (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and corporate authority to own, lease and operate its properties and to carry on its business as now being conducted, except as would not have a material adverse effect on the Company.

                    (b) The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                   (c) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance by the Company with any of the provisions hereof will not conflict with, constitute a default under or violate (i) any law or regulation to which it may be bound or (ii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company.

                   (d) No consent, approval, waiver, license or authorization or other action by or filing with any governmental authority is required in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except for the filing with and acceptance by the Secretary of State of the State of Delaware of the Series A Designation.

                   (e) The Company is not a party to any agreement or understanding that would prevent the exchange or sale contemplated hereby or restrict it from performing its obligations hereunder.

                   (f) The Company represents and warrants only to the 1994 Trust and the LAL Trust on the Closing Date that the Series A Preferred Stock has been duly authorized and, when issued as contemplated hereby, will be validly issued, fully paid and nonassessable.

                6. Miscellaneous.
                   -------------
                   (a) Amendments and Waivers. This Agreement may be amended or
                       ----------------------
        modified at any time upon the agreement of the 1994 Trust, the LAL Trust, LWG Partners and RAJ Partners and the Company by an instrument in writing executed by each such party. In addition, any party may, at its option, by an instrument in writing, waive or extend the time for the fulfillment of any condition herein contained to be fulfilled for the benefit of such party. Waiver by any party of any breach or failure to comply with any provision of this Agreement by another party shall not be construed as, or constitute, a continuing waiver of such provisions, or a waiver of any other breach of or failure to comply with any other provisions of this Agreement.

                   (b) Enforcement. Each party hereto hereby agrees that the
                       -----------
        remedy at law for any breach of this Agreement is inadequate and that should any dispute arise concerning the terms hereof, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. However, such remedies shall be cumulative and nonexclusive, and shall be in addition to any other remedies that the parties hereto may have.

                   (c) Expenses. All reasonable and documented out-of-pocket
                       --------
        expenses of the Company (including the fees paid or payable to Allen
        & Company LLC ("Allen") in accordance with the engagement letter between the Company and Allen, the fees paid or payable to Wachtell, Lipton, Rosen & Katz, legal counsel to the special committee of the Board of Directors, and the fees paid or payable to KPMG LLP for its review of the transaction) associated with this Agreement and the transactions contemplated hereby shall be borne eighty-one percent (81%) by the 1994 Trust and nineteen percent (19%) by the LAL Trust. The 1994 Trust and the LAL Trust shall reimburse the Company for such expenses promptly upon written request of the Company.

                   (d) Assignment; No Third-Party Beneficiaries. Neither this
                       ----------------------------------------
        Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto, except, in the case of the Company, by operation of law. Subject to the preceding sentence, this Agreement will be binding upon, and will inure solely to the benefit of and be enforceable by, the parties and the Company's successors and assigns.

                   (e) Notices. Any notices and other communications given
                       -------
        pursuant to this Agreement shall be in writing and shall be effective upon delivery by hand or upon receipt if sent by certified or registered mail (postage prepaid and return receipt requested) or by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this
        Section 6(e) as promptly as practicable thereafter). Notices are to be addressed as follows:

                        (i)   If to the Company:

                              The Estee Lauder Companies Inc.
                              767 Fifth Avenue
                              New York, New York  10153
                              Attention:  General Counsel
                              Telecopy:  (212) 572-3989

                              with a copy to:

                              Wachtell, Lipton, Rosen & Katz
                              51 West 52nd Street
                              New York, New York  10019
                              Attention:  Steven A. Cohen, Esq.
                              Telecopy: (212) 403-2347

                        (ii) If to the 1994 Trust, then to the EL Trustee as follows:

                              Ronald Weintraub
                              920 Fifth Avenue
                              New York, New York 10021
                              Telecopy:  (212) 396-1006

                              with a copy to:

                              Debevoise & Plimpton
                              919 Third Avenue
                              New York, New York  10022
                              Attention:  Bruce D. Haims, Esq.
                              Telecopy: (212) 909-6836

                        (iii) If to the LAL Trust, then to each of the LAL
                              Trustees as follows:

                              Leonard A. Lauder
                              767 Fifth Avenue
                              New York, New York 10153
                              Telecopy:  (212) 572-6745

                              Joel S. Ehrenkranz
                              c/o Ehrenkranz & Ehrenkranz LLP
                              375 Park Avenue
                              New York, New York 10152
                              Telecopy:  (212) 891-8659

                              with a copy to:

                              Weil, Gotshal & Manges LLP
                              767 Fifth Avenue
                              New York, New York  10153
                              Attention:  Jeffrey J. Weinberg, Esq.
                              Telecopy: (212) 310-8007

                        (iv)  If to LWG Partners:

                              Leonard A. Lauder
                              767 Fifth Avenue
                              New York, New York 10153
                              Telecopy:  (212) 572-6745

                              with a copy to:

                              Weil, Gotshal & Manges LLP
                              767 Fifth Avenue
                              New York, New York  10153
                              Attention:  Jeffrey J. Weinberg, Esq.
                              Telecopy: (212) 310-8007

                        (v)   If to RAJ Partners:

                              Ronald S. Lauder
                              767 Fifth Avenue
                              New York, New York 10153
                              Telecopy:  (212) 572-6745

                              with a copy to:

                              Debevoise & Plimpton
                              919 Third Avenue
                              New York, New York  10022
                              Attention:  Bruce D. Haims, Esq.
                              Telecopy: (212) 909-6836

         All such notices and communications shall be deemed to have been duly given upon the occurrence of any of the following:(i) at the time delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed; (iii) when receipt acknowledged, if telecopied; and (iv) on the next business day if timely delivered to a courier guaranteeing overnight delivery.

                   (f) Entire Agreement. This Agreement and the exhibits to this
                       ----------------
         Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                   (g) Limitation on Representations and Warranties. Except as
                       --------------------------------------------
         otherwise provided in Section 5, the Company does not make any, and hereby expressly disclaims any, representation or warranty as to itself, the shares of Series A Preferred Stock or the business of the Company. Any warranty or other rights that may be implied by law or otherwise in any jurisdiction in relation to the sale of shares of Series A Preferred Stock in such jurisdiction is hereby excluded and, if incapable of exclusion, each of the parties (other than the Company) hereby waive such warranty or other rights and agree to bring no action in connection therewith.

                   (h) Governing Law. This Agreement shall be governed by and
                       -------------
         construed in accordance with the internal laws of the State of New York (other than its rules of conflicts of laws to the extent the application of the laws of another jurisdiction would be required thereby).

                   (i) Headings. The headings in this Agreement are for
                       --------
         convenience of reference only and shall not limit or otherwise affect the meaning of any of the terms or provisions hereof.

                   (j) Counterparts. This Agreement may be executed in any
                       ------------
         number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.

                   (k) Severability. If any provision of this Agreement or the
                       ------------
         application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                     THE ESTEE LAUDER COMPANIES INC.



                                     By: /s/ Fred H. Langhammer
                                         ---------------------------------------
                                         Name:       Fred H. Langhammer
                                         Title:      President and CEO



                                        /s/ Leonard A. Lauder
                                        ---------------------------------------
                                        Leonard A. Lauder, as Trustee of The
                                        LAL 1995 Preferred Stock Trust



                                        /s/ Joel S. Ehrenkranz
                                        ---------------------------------------
                                        Joel S. Ehrenkranz, as Trustee of The
                                        LAL 1995 Preferred Stock Trust



                                        /s/ Ronald Weintraub
                                        ---------------------------------------
                                        Ronald Weintraub, as Trustee of The
                                        Estee Lauder 1994 Trust


                                        LWG Family Partners L.P.
                                        By LWG Family Corporation, a general
                                        partner


                                   By: /s/ Leonard A. Lauder
                                       -----------------------------------------
                                       Leonard A. Lauder
                                       President

                                       RAJ Family Partners L.P.
                                       By RAJ Family Corporation, a general
                                       partner


                                   By: /s/ Ronald S. Lauder
                                       -----------------------------------------
                                       Ronald S. Lauder
                                       President

                           Schedule 1

--------------------------------- ----------------------------------------------
Stockholder                       Number of Shares of $6.50 Preferred Stock
--------------------------------- ----------------------------------------------
1994 Trust                        2,916,000
--------------------------------- ----------------------------------------------
LAL Trust                         683,980
--------------------------------- ----------------------------------------------
LWG Partners                      10
--------------------------------- ----------------------------------------------
RAJ Partners                      10
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